Talcott Resolution Life and Annuity Insurance Company
Talcott Resolution Life and Annuity Insurance Company Separate Account One
Director Outlook Series I/IR

Supplement dated July 6, 2023 to the variable annuity prospectus and updating summary prospectus dated May 1, 2023.

This contract was previously sold under various marketing names depending on which distribution partner sold the product and/or when the contract was sold. These marketing names include: Director Outlook Series I/IR, Director Select Outlook Series I/IR, Director Elite Outlook Series I/IR, Director Solution Outlook Series I/IR, Director Preferred Outlook Series I/IR, and Wells Fargo Director Outlook Series I/IR.
ATTENTION: This supplement only impacts the following contract: Director Elite Outlook Series I/IR

In Appendix A - Funds Available Under the Contract: the following fund fee is updated as follows:

Fund and Adviser/Subadviser	Current Expenses
PSF PGIM Jennison Focused Blend Portfolio - Class II Adviser: PGIM Investments LLC Subadviser: Jennison Associates LLC	1.16%*

This supplement should be retained for future reference.

HV-8010